PREPAYMENTS AND OTHER RECEIVABLES - Summary of Prepayments And Other Receivables (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
PREPAYMENTS AND OTHER RECEIVABLES
Prepayments to CRO vendors	¥ 70,560	$ 10,534	¥ 79,568
Prepayments for other services	11,850	1,769	906
Prepayments to an affiliate (Note 19)			8,079
Value-added tax recoverable	15,725	2,348	89,578
Rental deposits	2,000	299	616
Others	869	130	12,077
Total	¥ 101,004	$ 15,080	¥ 190,824